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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements No. 33-24527, No. 33-65002, No. 33-65004, No. 33-58657 and No. 333-04169 of
Quiksilver, Inc. on Form S-8 of our report, dated December 19, 1997, appearing in this Annual Report on Form 10-K of Quiksilver, Inc. for the year ended October 31, 1997.



DELOITTE & TOUCHE LLP

Costa Mesa, California
January 26, 1998










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